UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 29, 2019 (July 26, 2019)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
_______________________________________________________________________

Virginia		1-8339	52-1188014
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

Three Commercial Place			757-	629-2680
Norfolk,	Virginia		(Registrant's telephone number, including area code)
23510-2191
(Address of principal executive offices, including zip code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Norfolk Southern Corporation Common Stock (Par Value $1.00)	NSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01.    Other Events.

Adoption of Proposed Amendments to Amended and Restated Articles of Incorporation.
On July 26, 2019, Norfolk Southern’s Board of Directors approved proposed amendments to the Amended and Restated Articles of Incorporation (“Articles”) in response to the simple majority voting shareholder proposal approved at the 2019 Annual Meeting of Shareholders. The proposed amendments to the Articles will be submitted to shareholders for approval at the 2020 Annual Meeting of Shareholders. The proposed amendments will not become effective unless and until shareholders approve them.
The proposed amendments (1) revise Article VII of the Articles to remove the Board of Directors' authority to adopt a voting standard greater than a majority of all votes entitled to be cast for any amendment to the Articles; and (2) add new Article VIII to the Articles to adopt new voting standards for other items, both as follows:
ARTICLE VII
The shareholder vote required, of each voting group entitled to vote thereon, to approve an amendment to the Corporation's Articles of Incorporation is a majority of all votes entitled to be cast by that voting group, unless the Virginia Stock Corporation Act (the “VSCA”) conditions approval of such an amendment upon a greater vote.
ARTICLE VIII
Any action on a matter involving:
(a) a plan of merger or acquisition for which the VSCA requires shareholder approval;
(b) a share exchange for which the VSCA requires shareholder approval;
(c) the conversion of the Corporation;
(d) a sale of all or substantially all the Corporation’s property for which the VSCA requires shareholder approval; or
(e) the dissolution of the Corporation
shall require the approval, by the affirmative vote, of a majority of the votes cast thereon.

Any action on a matter involving:
(a) the re-domestication of the Corporation; or
(b) an affiliated transaction for which the VSCA requires shareholder approval shall require the approval, by the affirmative vote, of a majority of the votes entitled to be cast thereon.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION
(Registrant)

       /s/ Virginia K. Fogg
Name:  Virginia K. Fogg
Title:  General Counsel

Date:  July 29, 2019